SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549





                                  FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                                June 1, 1998
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                             SALANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



DELAWARE                          0-2433                         13-3402444
(STATE OR OTHER                (COMMISSION                     (IRS EMPLOYER
JURISDICTION OF                FILE NUMBER)                 INDENTIFICATION NO.)
INCORPORATION)



1114 Avenue of the Americas, New York, New York                      10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



                                (212) 221-7500
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


ITEM 5.   OTHER EVENTS

          Salant Corporation ("Salant") entered into the Thirteenth Amendment and Forbearance Agreement (the "Thirteenth Amendment"), dated as of June 1, 1998, with respect to the Revolving Credit, Factoring and Security Agreement, dated as of September 20, 1993, as amended and modified from time to time (the "Credit Agreement"), with its working capital lender, The CIT Group/Commercial Services, Inc. ("CIT"), pursuant to which CIT has agreed to continue to extend financing under the existing Credit Agreement until the earlier to occur of the consummation of Salant's previously announced restructuring (the "Restructuring") and November 30, 1998, subject to the terms and conditions of the Thirteenth Amendment. The Thirteenth Amendment also amends certain terms and provisions of the Credit Agreement. Salant also entered into a commitment letter, dated June 1, 1998, with CIT (the "CIT Commitment Letter"), pursuant to which CIT agreed to provide Salant with a new $140 million secured working capital facility to replace the existing secured facility under the Credit Agreement, effective upon consummation of the Restructuring. On June 5, 1998, Salant issued a press release regarding the Thirteenth Amendment and the CIT Commitment Letter.

          Salant also entered into a letter agreement, dated June 1, 1998 (the "Restructuring Agreement Amendment"), amending the agreement, dated March 2, 1998 ("March 2 Agreement"), among Salant and its major note and equity holders regarding the Restructuring. The Restructuring Agreement Amendment, among other things, extends the dates for certain of the trigger events upon which Magten Asset Management Corp., as agent on behalf of certain of its accounts ("Magten"), and/or Apollo Apparel Partners, L.P. ("Apollo") may terminate the March 2 Agreement as follows: (i) Salant must have obtained the requisite shareholder consent of the Restructuring by November 30, 1998; (ii) the exchange offer in connection with the Restructuring must have been commenced by July 15, 1998; and (iii) the Restructuring must have been consummated by November 30, 1998.

          The foregoing summary does not purport to be complete and is qualified in its entirety by reference to (i) the press release, dated June 5, 1998, (ii) the Thirteenth Amendment and Forbearance Agreement, dated as of June 1, 1998, by and between Salant and CIT, (iii) the commitment letter, dated June 1, 1998, by and between Salant and CIT, and (iv) the letter agreement, dated June 1, 1998, by and among Salant, Magten and Apollo, and filed as Exhibits 99, 10.53, 10.54, and 10.55, respectively, to this Current Report on Form 8-K, which items are incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

          (c) Exhibits.

          The following exhibits are filed as part of this report:

Exhibit
Number    Description
------    -----------

99        Press Release, dated June 5, 1998.

10.53 Thirteenth Amendment and Forbearance Agreement, dated as of June 1, 1998, by and between Salant Corporation and The CIT
          Group/Commercial Services, Inc.

10.54 Commitment Letter, dated June 1, 1998, by and between Salant Corporation and The CIT Group/Commercial Services, Inc.

10.55 Letter Agreement, dated June 1, 1998, by and among Salant Corporation, Magten Asset Management Corp., as agent on behalf of certain of its accounts, and Apollo Apparel Partners, L.P.


                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SALANT CORPORATION



Dated:  June 5, 1998                           By:  /s/ Todd Kahn
                                                    -------------------------
                                                    Executive Vice President
                                                    and General Counsel



                               EXHIBIT INDEX

Exhibit
Number    Description
------    -----------


99        Press Release, dated June 5, 1998.

10.53 Thirteenth Amendment and Forbearance Agreement, dated as of June 1, 1998, by and between Salant Corporation and The CIT
          Group/Commercial Services, Inc.

10.54 Commitment Letter, dated June 1, 1998, by and between Salant Corporation and The CIT Group/Commercial Services, Inc.

10.55 Letter Agreement, dated June 1, 1998, by and among Salant Corporation, Magten Asset Management Corp., as agent on behalf of certain of its accounts, and Apollo Apparel Partners, L.P.